                                                                   Exhibit 10.52


                                 LOAN AGREEMENT

         This LOAN AGREEMENT (this "Agreement") is entered into as of this 31st day of March, 1998, by and between JOHN W. KIRBY, as borrower ("Borrower"), and NATIONAL MEDIA CORPORATION, a Delaware corporation, as lender ("Lender").

                                    RECITALS

         18.1 Borrower desires to borrow up to Five Hundred Forty Five Thousand Dollars ($545,000.00) from Lender.

         18.2 Borrower has agreed to pledge the [Three Hundred Thirty Nine Thousand Seven Hundred Eighty Four (339,784)] shares of Lender common stock, par value $0.01, and certain related interests, owned by Borrower (the "Common Stock") to Lender to secure the obligations of Borrower under this Agreement and the other Loan Documents (as defined below).

         18.3 Lender is willing to lend Borrower Five Hundred Forty Five Thousand Dollars ($545,000.00) on the terms and conditions set forth herein.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

         (a) Loan Disbursement. Subject to the terms and conditions of this Agreement, Lender will make a loan or loans (individually, a "Loan," and collectively, the "Loans") to Borrower in a principal amount up to Five Hundred Forty Five Thousand Dollars ($545,000.00) to be evidenced by a secured promissory note (the "Note") in the form of Exhibit A. Borrower hereby requests a Loan in the amount of Five Hundred Forty Five Thousand Dollars ($545,000.00)

         (b) Conditions Precedent.

                  (a) Conditions to Loan. Lender's obligation to make the Loan is subject to the fulfillment of each of the following conditions:

                           (i) Each of the conditions section forth in
Section 2(b) shall be satisfied as of the date of the funding of the Loan.

                           (ii) Lender shall have received the following
documents (collectively, the "Loan Documents") fully executed and acknowledged, where applicable, and in form and substance satisfactory to Lender: (A) this Agreement; (B) the Note; (C) that certain Pledge Agreement (the "Pledge Agreement") dated as of the date hereof by and between Lender and Borrower, in the form attached hereto as Exhibit B; and (D) such other documents as Lender shall reasonably request in connection with the other Loan Documents.

                  (b) Conditions to All Loans. Lender's obligation to make any Loan is subject to the fulfillment of each of the following conditions:

                           (i) Each of the representations and warranties
of Borrower contained in this Agreement and in the other Loan Documents shall be true in all material respects as of the date of the making of such Loan.

                           (ii) No Event of Default (as defined herein) or an
event that with the giving of
notice or the passage of time or both would constitute an Event of Default has occurred and is continuing.

                           (iii) The funding of such Loan by Lender does not
violate any agreement, indenture,
mortgage, deed of trust, instrument or other document to which Lender or by which Lender or any of its properties may be bound or affected.

         (c) Representations and Warranties. In order to induce Lender to make the Loan, Borrower represents and warrants as follows:

                  (a) Each of the Loan Documents constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                  (b) Neither the execution and delivery of any of the Loan Documents by Borrower nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which with notice or lapse of time or both will result in a breach of or constitute a default under, any agreement, indenture, mortgage, deed of trust, instrument or other document to which Borrower is a party or conflict with any law, order, rule or regulation applicable to Borrower of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over Borrower or its properties.

         (d) Covenants. Borrower covenants and agrees that promptly upon the occurrence of an Event of Default or event that with the giving of notice or the passage of time or both would constitute an Event of Default, Borrower shall notify Lender of such event.

         (e) Prepayment. The Loan may be prepaid without premium or penalty.

         (f) Defaults. Upon the occurrence of any of the following events (each an "Event of Default"):

                  (a) Borrower shall fail to make any payment required under any of the Loan Documents on or before the date such payment is due.

                  (b) Any representation or warranty made by Borrower in any of the Loan Documents or which is contained in any certificate, document, financial or other written statement furnished at any time pursuant thereto shall prove to have been untrue, incorrect or misleading in any material respect when made.

                  (c) Borrower shall fail duly to observe or perform any covenant or agreement contained in the Loan Documents.

                  (d) Borrower commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors.

                  (e) Borrower fails to obtain the dismissal, within thirty (30) days after the commencement thereof, of any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors, instituted by one or more third parties, fails actively to oppose any such proceeding, or, in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of its debts.

                  (f) Any receiver, trustee or custodian is appointed to take possession of all or any substantial portion of the assets of Borrower, or any committee of Borrower's creditors, or any class thereof, is formed for the purpose of monitoring or investigating the financial affairs of Borrower or enforcing such creditors' rights.

then, on notice of acceleration by Lender to Borrower in the case of an Event of Default specified in subsections (a) through (c) above, and Borrower's failure to cure such Event of Default within a reasonable period of time after notification thereof (or automatically and immediately without demand, notice, protest or other action of any kind by Lender, which Borrower hereby expressly waives, in the case of an Event of Default specified in subsections (d) through (f) above), all amounts outstanding hereunder and under each of the Loan Documents shall be immediately due and payable in full.

         (g) Waiver and Release by Borrower. To the maximum extent permitted by applicable Laws, Borrower hereby:

                  (a) Waives: (i) protest of all commercial paper at any time held by Lender on which Borrower is in any way liable; and (ii) except as otherwise set forth herein or in the Loan Documents, notice and opportunity to be heard, after acceleration in the manner provided in Section 6 before exercise by Lender of the remedies of self-help, set-off, or of other summary procedures permitted by any applicable Laws or by any agreement with Borrower and, except where required hereby or by any applicable Laws, notice of any other action taken by Lender; and

                  (b) Releases Lender and its officers, attorneys, agents and employees from all claims for loss or damage caused by any act or omission on the part of any of them.

         (h) Indemnification.

                  (a) Borrower hereby indemnifies and agrees to protect, defend and hold harmless Lender, Lender's Affiliates and any member, officer, director, official, agent, employee or attorney of Lender or Lender's Affiliates and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Agreement, the Note or the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) any untrue statement of a material fact contained in information submitted to Lender by Borrower or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; and (ii) the failure of Borrower to perform any obligations herein required to be performed by Borrower.

                  (b) In case any action shall be brought against Lender or any other Indemnified Party in respect to which indemnity may be sought against Borrower, Lender or such other Indemnified Party shall promptly notify Borrower and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and satisfactory to Lender, the payment of all costs and expenses and the right to negotiate and consent to settlement. The failure of Lender to so notify Borrower shall not relieve Borrower of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Lender or any of the other Indemnified Parties. Lender shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Borrower's joint and several cost and expense. Borrower shall not be liable for any settlement of any such action effected without its consent (unless Borrower fails to defend such claim), but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless Lender from and against any loss or liability by reason of such settlement or judgment.

                  (c) The provisions of this Section 8 shall survive the repayment or other satisfaction of the obligations.

         (i) Warrant of Attorney. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD UPON OR AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER, (A) FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE ON THE BORROWER'S OBLIGATIONS, AND/OR (B) IN ANY ACTION OF REPLEVIN INSTITUTED BY LENDER TO OBTAIN POSSESSION OF ANY COLLATERAL OR OTHER COLLATERAL SECURITY FOR THE OBLIGATIONS OF BORROWER TO LENDER, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT,

WITHOUT STAY OF EXECUTION AND WITH FIVE (5%) PERCENT OF THE PRINCIPAL AMOUNT THEREOF, BUT NOT LESS THAN FIVE THOUSAND ($5,000.00) DOLLARS, ADDED FOR LIEN PRIORITY PURPOSES WITH ACTUAL ATTORNEY'S FEES GOVERNED BY SECTION [12(a)] HEREOF. BORROWER UNCONDITIONALLY AND IRREVOCABLY: (A) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (B) WAIVES AND RELEASES ALL RELIEF FROM ALL REDEMPTION, APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (C) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED, FROM TIME TO TIME, AS OFTEN AS LENDER SHALL DEEM NECESSARY AND DESIRABLE, AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFORE. LENDER MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT COUNTIES FOR ALL OR PART OF THE BORROWER'S OBLIGATIONS, WITHOUT REGARD TO WHETHER JUDGMENT HAS BEEN ENTERED ON MORE THAN ONE OCCASION FOR THE SAME BORROWER'S OBLIGATIONS. IN THE EVENT ANY JUDGMENT ENTERED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY REASON WHATSOEVER, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER; SUBJECT, HOWEVER, TO THE LIMITATION THAT SUCH SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY LENDER MAY ONLY BE DONE TO CURE ANY ERRORS IN PRIOR PROCEEDINGS, ONLY AND TO THE EXTENT THAT SUCH ERRORS ARE SUBJECT TO CURE IN THE LATER PROCEEDINGS.

         (j) Waiver of Jury Trial. IN ANY LITIGATION ARISING OUT OF OR RELATING TO THE LOANS OR ANY OF THE OTHER OBLIGATIONS IN WHICH BORROWER AND LENDER ARE ADVERSE PARTIES, BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY.

         (k) Jurisdiction. In any litigation arising out of or relating to the Loans or any of the other Obligations, Borrower hereby consents to the personal jurisdiction of the State and/or Federal courts of the Commonwealth of Pennsylvania.

         (l) Miscellaneous.

                  (a) Borrower agrees to pay on demand all costs and expenses, including legal fees, incurred or paid by Lender in preparing, executing or amending this Agreement and any of the other Loan Documents, and in exercising its rights and remedies or protecting its interests hereunder.

                  (b) All notices, requests and other communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be delivered personally or sent by telegram, telecopy, telex or certified mail, postage prepaid, addressed as follows:

                  To Lender:       National Media Corporation
                                   Suite 1100, 1835 Market Street
                                   Philadelphia, PA   19103
                                   Attention: General Counsel
                                   Telephone number:          (215) 988-4600
                                   Telecopy number:           (215) 988-4869

                  To Borrower:     John W. Kirby
                                   La Tour Wilshire

                                   10380 Wilshire Boulevard, No. 401
                                   Beverly Hills, CA  90024
                                   Telephone number:          (310) 550-7664
                                   Telecopy number:           (310) 550-0981

Such notices, requests and other communications sent shall be effective upon receipt, unless sent by (i) overnight courier, in which case they shall be effective exactly one (1) business day after deposit with such overnight courier, or (ii) mail, in which case they shall be effective exactly three
(3) business days after deposit in the United States mail. Either party may change its address or other information by giving notice thereof to the other party hereto in conformity with this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  (d) This Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced.

                  (e) No delay in enforcing or failing to enforce any right under this Agreement by Lender shall constitute a waiver by Lender of such right. No waiver by Lender of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

                  (f) All rights of Lender hereunder shall inure to the benefit of its successors and assigns. Borrower shall not assign any of its interest under this Agreement without the prior written consent of Lender. Any purported assignment inconsistent with this provision shall, at the option of Lender, be null and void.

                  (g) In any action or proceeding brought to enforce any provision of this Agreement, or to seek damages for a breach of any provision hereof, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (h) Borrower waives the right to plead any statute of limitations as a defense to any indebtedness or obligation hereunder to the full extent permitted by law.

                  (i) If any provision of this Agreement should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

                  (j) All representations, warranties and covenants of Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full payment and performance by Borrower of its indebtedness and obligations hereunder.

                  (k) This Agreement, together with the other Loan Documents, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  (l) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.




                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF the parties hereto have executed this Loan Agreement as of the date set forth above.



                                                /s/ John W. Kirby         (SEAL)
-----------------------------             --------------------------------
Witness                                            JOHN W. KIRBY


                                          NATIONAL MEDIA CORPORATION, a Delaware
                                          corporation


                                          By:   /s/
                                               ---------------------------
                                               Name:
                                               Title:

                                    EXHIBIT A
                         FORM OF SECURED PROMISSORY NOTE

$545,000.00                                                      March 31, 1998

         FOR VALUE RECEIVED, the undersigned, JOHN W. KIRBY ("Borrower"), promises to pay to NATIONAL MEDIA CORPORATION, a Delaware corporation ("Lender"), or order, the principal amount of Five Hundred Forty Five Thousand Dollars ($545,000.00), with interest from the date hereof on the unpaid principal balance under this Note at the Prime Rate (as defined below) in effect from time to time, plus one and one-half percent (1.5%) per annum. The "Prime Rate" shall mean the prime, reference or other comparable rate announced from time to time by Norwest Bank, N.A. ("Norwest Bank"), as reasonably determined by Lender, with the understanding that the Prime Rate is intended by the parties to be one of Norwest Bank's base rates and may serve as the basis upon which effective rates of interest are calculated from those loans making reference thereto. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change in announced by Norwest Bank. Interest shall be due and payable in immediately available funds (i) quarterly, on January 1, April 1, July 1 and October 1, and (ii) as of any date in which any principal payment is due and payable hereunder (whether in cash or otherwise, as provided herein). The principal amount of this Note, together with any and all accrued and unpaid interest and any and all costs and expenses provided for under this Note and the other Loan Documents (as defined in the Loan Agreement (as defined below)), shall be due and payable on the earliest to occur of the following dates (the "Maturity Date"): (1) 5/30/00, (2) the forty-fifth day following the first date after which Borrower is no longer an employee of Lender and (3) the date on which the indebtedness under this Note is accelerated as provided for under this Note, that certain Loan Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time, the "Loan Agreement") between Borrower and Lender or that certain Pledge Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time, the "Pledge Agreement") between Borrower and Lender.

         Interest shall be calculated on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

         The Note shall continue to accrue interest in accordance with the terms hereof even after Default, an Event of Default, maturity, acceleration, judgment, bankruptcy, insolvency proceedings of any kind or the happening of any other event or occurrence, whether similar or dissimilar.

         All payments under this Note shall be made to Lender or its order, in lawful money of the United States of America at the offices of Lender at its then principal place of business or at such other place as Lender or any holder hereof shall designate in writing for such purpose from time to time. If a payment under this Note otherwise would become due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next day which is not a Saturday, Sunday or legal holiday, and interest shall be payable thereon during such extension. All amounts due under this Note and the Loan Documents shall be payable without defense, set off or counterclaim.

         This Note may be prepaid in whole or in part at any time, and shall be prepaid in accordance with the terms of the Loan Agreement. Any prepayment shall be without premium or penalty. Each payment and prepayment under this Note shall applied in the following order: (i) to the payment of costs and expenses provided for under this Note or any of the other Loan Documents; (ii) to the payment of accrued and unpaid interest; and (iii) to the payment of outstanding principal.

         Upon the occurrence of a default under this Note or any of the other Loan Documents, including, without limitation, failure to make any principal or interest payment by the stated maturity (whether by acceleration, notice of prepayment or otherwise) for such payment, interest shall thereafter accrue on the entire unpaid principal balance under this Note, including without limitation any delinquent interest which has been added to the principal amount due under this Note pursuant to the terms hereof, at the rate set forth herein plus three percent (3%) per annum (on the basis of a 360-day year and the actual number of days elapsed). In addition, upon the occurrence of a default under this Note or any of the other Loan Documents the holder of this Note may, at its option, without notice to or demand upon Borrower or any other party, declare immediately due and payable the entire principal balance hereof together with all accrued and unpaid interest thereon, plus any other amounts then owing pursuant to this Note or any of the other Loan Documents, whereupon the same shall be immediately due and payable. In no event shall interest be charged under this Note which would violate any applicable law.

         This obligations under this Note and the other Loan Documents are secured pursuant to Pledge Agreement. Reference is hereby made to the Pledge Agreement for a description of the nature and extent of the security for this Note and the rights with respect to such security of the holder of this Note. Nothing herein shall be deemed to limit the rights of Lender under this Note or the other Loan Documents, all of which rights and remedies are cumulative.

         No waiver or modification of any of the terms of this Note shall be valid or binding unless set forth in a writing specifically referring to this Note and signed by a duly authorized officer of Lender or any holder of this Note, and then only to the extent specifically set forth therein.

         If any default occurs in any payment due under this Note, Borrower and any guarantors and endorsers hereof, and their successors and assigns, promise to pay all costs and expenses, including attorneys' fees, incurred by each holder hereof in collecting or attempting to collect the indebtedness under this Note, whether or not any action or proceeding is commenced. None of the provisions hereof and none of the holder's rights or remedies under this Note on account of any past or future defaults shall be deemed to have been waived by the holder's acceptance of any past due installments or by any indulgence granted by the holder to Borrower.

         Borrower and any guarantors and endorsers hereof, and their successors and assigns, hereby waive presentment, demand, diligence, protest and notice of every kind (except such notices as may be required under any of the Loan Documents), and agree that they shall remain liable for all amounts due under this Note notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note or any of the Loan Documents. Borrower and any guarantors and endorsers hereof, and their successors and assigns, hereby waive the right to plead any and all statutes of limitation as a defense to a demand under this Note to the full extent permitted by law.

         This Note shall inure to the benefit of Lender, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of Borrower. Each reference herein to powers or rights of Lender shall also be deemed a reference to the same power or right of such assignees, to the extent of the interest assigned to them.

         In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

         BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD UPON OR AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER, (A) FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE ON THE BORROWER'S OBLIGATIONS, AND/OR (B) IN ANY ACTION OF REPLEVIN INSTITUTED BY LENDER TO OBTAIN POSSESSION OF ANY COLLATERAL OR OTHER COLLATERAL SECURITY FOR THE OBLIGATIONS OF BORROWER TO LENDER, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH FIVE (5%) PERCENT OF THE PRINCIPAL AMOUNT THEREOF, BUT NOT LESS THAN FIVE THOUSAND ($5,000.00) DOLLARS, ADDED FOR LIEN PRIORITY PURPOSES TOGETHER WITH ACTUAL ATTORNEY'S FEES. BORROWER UNCONDITIONALLY AND IRREVOCABLY: (A) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (B) WAIVES AND RELEASES ALL RELIEF FROM ALL REDEMPTION, APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (C) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT BY

OR ON BEHALF OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED, FROM TIME TO TIME, AS OFTEN AS LENDER SHALL DEEM NECESSARY AND DESIRABLE, AND THIS NOTE SHALL BE A SUFFICIENT WARRANT THEREFORE. LENDER MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT COUNTIES FOR ALL OR PART OF THE BORROWER'S OBLIGATIONS, WITHOUT REGARD TO WHETHER JUDGMENT HAS BEEN ENTERED ON MORE THAN ONE OCCASION FOR THE SAME BORROWER'S OBLIGATIONS. IN THE EVENT ANY JUDGMENT ENTERED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY REASON WHATSOEVER, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER; SUBJECT, HOWEVER, TO THE LIMITATION THAT SUCH SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY LENDER MAY ONLY BE DONE TO CURE ANY ERRORS IN PRIOR PROCEEDINGS, ONLY AND TO THE EXTENT THAT SUCH ERRORS ARE SUBJECT TO CURE IN THE LATER PROCEEDINGS.

         IN ANY LITIGATION ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR ANY OF THE OTHER OBLIGATIONS IN WHICH BORROWER AND LENDER ARE ADVERSE PARTIES, BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the principles thereof relating to conflicts of law.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed the day and year first above written.



-------------------------------               ----------------------------(SEAL)
Witness                                                JOHN W. KIRBY

                                    EXHIBIT B
                            FORM OF PLEDGE AGREEMENT

         This PLEDGE AGREEMENT (this "Agreement") is made and entered into as of March 31, 1998 by and between JOHN W. KIRBY, as borrower ("Borrower"), and NATIONAL MEDIA CORPORATION, a Delaware corporation, as lender ("Lender").

                                    RECITALS

         18.1 Borrower and Lender have entered into that certain Loan Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement

         18.2 Lender has required, as a condition precedent to making Loans under the Loan Agreement, that Borrower shall have agreed to make the pledge of stock contemplated by this Agreement.


                                    AGREEMENT


         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

         (a) Pledge. Borrower hereby pledges and grants to Lender a security interest in the following collateral (the "Pledged Collateral"):

                  (a) the shares of Lender Common Stock identified on Schedule 1 hereto, and all other shares of Common Stock delivered to Lender pursuant to this Agreement and all shares of stock in Lender issued in the future to Borrower, whether certificated or uncertificated, together with all options (and shares of stock in which Borrower obtains an interest pursuant to the exercise of any options), rights, dividends issued in addition to, in substitution or in exchange for, or on account of, any such shares (collectively, the "Pledged Shares"), and the certificates representing the Pledged Shares, and all dividends, cash, instruments, chattel paper and other rights, property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (b) all other claims of any kind or nature, and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by Borrower against Lender or any of its subsidiaries; and

                  (c) all proceeds of any kind with respect to any of the foregoing.

         (b) Security for Performance. This Agreement (and all of the Pledged Collateral) secures the payment of the principal of and the interest on the Note and the performance of Borrower's obligations pursuant to this Agreement and the other Loan Documents (the "Obligations").

If Borrower shall become entitled to receive or shall receive, in connection with any of the Pledged Collateral, any: (i) stock or certificate, including, without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, split-off or exercise of an option; (ii) option, warrant or right, whether as an addition to or in substitution or in exchange for any of the Pledged Collateral, or otherwise; (iii) dividends or distributions payable in property, including securities issued by an issuer other than Lender; or (iv) dividends or distributions of any sort; then, Borrower shall accept the same as Lender's agent, in express trust for Lender, and shall deliver the same forthwith to Lender in the exact form received with, as applicable, Borrower's endorsement, or appropriate stock powers duly executed in blank (with signatures "bank guaranteed"), which the Borrower hereby unconditionally agrees to make and/or furnish, to be held by Lender, subject to the terms hereof, as part of the Pledge Collateral.

         (c) Delivery of Pledged Collateral.

                  (a) Borrower may at any time deliver to Lender additional shares of Common Stock to be pledged pursuant to this Agreement, and upon delivery of such additional shares, they shall become Pledged Shares under and pursuant to this Agreement.

                  (b) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Lender shall have the right, at any time in its discretion and without notice to Borrower following the occurrence of an Event of Default, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         (d) Representations and Warranties. Borrower represents and warrants as follows:

                  (a) Borrower owns the Pledged Collateral free and clear on any lien, security interest or other encumbrance.

                  (b) The delivery of the Pledged Shares to Lender pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral (other than cash not in the possession of Lender), securing the Obligations.

                  (c) No consent of any other party (including, without limitation, any creditor of Borrower) and no governmental approval is required either (i) for the pledge by Borrower of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Borrower or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

         (e) Further Assurances. Borrower agrees that at any time and from time to time Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

         (f) Administration of Security. The following provisions shall govern the administration of the Pledged Collateral:

                  (a) So long as no Event of Default shall have occurred:

                           (i) Borrower shall be entitled to receive all
cash dividends and other cash distributions paid or payable with respect to any of the Pledged Collateral. Any and all instruments and other property (other than cash or checks) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to Lender to hold as Pledged Collateral and shall, if received by the Borrower, be received in express trust for the benefit of Lender, be segregated from the other property or funds of Borrower, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary indorsement).

                           (ii) Borrower shall be entitled to exercise any
and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that the Borrower shall not exercise or refrain from exercising any such right if, in Lender's judgment, such action or inaction would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that the Borrower shall give Lender at least ten (10) days' written notice of the manner in which he intends to exercise, and the reasons therefor, or the reasons for refraining from exercising, any such right.

                  (b) Upon the occurrence of an Event of Default:

                           (i) All rights of Borrower to receive the
dividends which he would otherwise be authorized to receive and retain pursuant to Section 6(a)(i) shall cease, and all such rights shall become vested in Lender who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends (and to the extent permissible, apply them to the Obligations of Borrower).

                           (ii) Upon notice by Lender to Borrower, all
rights to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to Section 6(a)(ii), shall cease, and all such rights shall become vested in Lender who shall thereupon have the sole right to exercise such voting and other consensual rights.

                           (iii) All dividends which are received by Borrower
contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Borrower and shall be forthwith paid over to Lender as Pledged Collateral in the same form as so received (with any necessary indorsement).

         (g) Lender Appointed Attorney-in-Fact. Borrower hereby appoints Lender Borrower's attorney-in-fact effective upon the occurrence of an Event of Default, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to Borrower representing any dividend (other than Tax Dividends) or other distribution in respect of the Pledged Collateral or any part thereof.

         (h) Lender's Duties; Reasonable Care. The powers conferred on Lender hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, Lender shall have no duty as to any Pledged Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment that is not materially less protective than that which Lender accords its own property.

         (i) Remedies upon Default. If any Event of Default shall have occurred:

                  [(a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") in effect in the Commonwealth of Pennsylvania at that time, and Lender may also (i) with ten (10) days' notice to the Borrower, accept and cancel the certificates evidencing any Pledged Shares, with each Pledged Share valued as the average of the last reported sales price for the five (5) consecutive trading days immediately preceding the date in question, and/or (ii) without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Lender shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuing corporation of such securities to register such securities for public sale under the Securities Act of 1933, as from time to time amended (the "Securities Act"), or under applicable state securities laws, even if the issuing corporation would agree to do so.]

                  (b) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by Lender for its benefit against, all or any part of the Obligations of Borrower pursuant to the Note or this Agreement. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct; provided, that in the event that all of the conditions to the termination of this Agreement pursuant to Section 11 shall not have been fulfilled, such balance shall be held and applied from time to time as provided in this subsection 9(b) until all such conditions shall have been fulfilled.

         (j) Remedies Cumulative. Each right, power and remedy of Lender provided in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of all such other rights, powers or remedies, and no failure or delay on the part of Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

         (k) Release; Termination.

                  (a) So long as no Event of Default shall have occurred and the requirements of payment set forth in the Note are satisfied, Borrower may sell or dispose of any Pledged Collateral, if such sale or disposition is not prohibited by any terms or conditions of this Agreement or any other Loan Agreement. Lender shall upon request of Borrower execute and deliver to Borrower a release or releases in form reasonably satisfactory to Lender to release the lien of this Agreement with respect to such Pledged Collateral and assign, transfer and deliver such Pledged Collateral to Borrower. Such releases and assignments shall be without warranty by or recourse to Lender, except as to the absence of any prior assignments by Lender of its interest in the Pledged Collateral, and shall be at the expense of Borrower.

                  (b) This Agreement shall terminate upon full and complete payment in full of all Obligations and the termination of the Obligations of the Lender under the Loan Agreement. Lender, at the time of such termination and at the expense of Borrower and subject to the provisions of Section 17 below, will execute and deliver to Borrower a proper instrument or instruments acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Borrower such of the Pledged Collateral as has not yet theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Lender hereunder. Such assignment and delivery shall be without warranty by or recourse to Lender, except as to the absence of any prior assignments by Lender of its interest in the Pledged Collateral.

         (l) Notice. Any notice, approval, consent or other communication shall be in the form and manner and to the addresses as set forth in the Loan Agreement.

         (m) Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) remain in full force and effect until terminated pursuant to Section 11(b),
(ii) be binding upon Borrower, his successors and assigns, and (iii) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender, its successors, transferees and assigns.

         (n) Waiver. To the fullest extent he may lawfully so agree, Borrower agrees that he will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Pledged Collateral; Borrower for himself and all who claim through him, so far as he or they now or hereafter lawfully may do so, hereby waive the benefit of all such laws, and all right to have the Pledged Collateral marshalled upon any foreclosure hereof, and agree that any court having jurisdiction to foreclose this Agreement may order the sale of the Pledged Collateral as an entirety.

         (o) Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Lender in respect of Borrower's Obligations pursuant to the Note or this Agreement is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Borrower or any substantial part of his assets, or otherwise, all as though such payments had not been made.

         (p) Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         (q) Interpretation. Time is of the essence of each provision of this Agreement of which time is an element. To the extent a term or provision of this Agreement conflicts with the Loan Agreement and is not dealt with more specifically herein, the Loan Agreement shall control with respect to such term or provision.

         (r) Survival of Provisions. All representations, warranties and covenants of Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by Borrower of his indebtedness and obligations secured hereby.

         (s) Headings Descriptive. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction or any provision of this Agreement.

         (t) Entire Agreement. This Agreement, together with the other Loan Documents is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         (u) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

         (v) Governing Law. This Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the Commonwealth of Pennsylvania, without regard to principles of conflicts of laws.

         (w) Amendments. This Agreement may be amended, modified or supplemented only by a written instrument signed by Borrower and Lender.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                              /s/ John W. Kirby           (SEAL)
----------------------------           -----------------------------------
Witness                                          JOHN W. KIRBY


                                       NATIONAL MEDIA CORPORATION, a Delaware
                                       corporation

                                       By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                   Schedule 1

                             List of Pledged Shares

              Stock Certificate Number      Number of Shares
              ------------------------      ----------------